Fees Summary	Feb. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,992,417,500
Previously Paid Amount	0
Total Fee Amount	764,339.14
Total Offset Amount	0
Net Fee	$ 764,339.14